UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 17, 2006
Cardinal Health, Inc.
(Exact Name of Registrant as Specified in its Charter)
Ohio
(State or Other Jurisdiction of Incorporation)

1-11373	31-0958666
(Commission File Number)	(IRS Employer Identification
Number)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices, Including Zip Code)
(614) 757-5000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX 10.01 Employment Agreement
EX-10.02 Second Amended Restated Agreement
EX-10.03 Separation Agreement
EX-10.04 Nonqualified Stock Option
EX-10.05 Restricted Share Units Agreement
EX-99.01 Press Release

Item 1.01 Entry into a Material Definitive Agreement
Employment and Equity Award Agreements between the Company and R. Kerry Clark
     On April 17, 2006, in connection with the appointment of R. Kerry Clark as the President and Chief Executive Officer of Cardinal Health, Inc. (the “Company”), the Company entered into an Employment Agreement with Mr. Clark that is filed with this report as Exhibit 10.01. The material terms of Mr. Clark’s Employment Agreement are summarized in Item 5.02 below. The Company is also filing Nonqualified Stock Option and Restricted Share Units Agreements, each dated as of April 17, 2006, entered into between the Company and Mr. Clark as Exhibits 10.04 and 10.05 to this report.
Second Amended and Restated Employment Agreement between the Company and Robert D. Walter
     On April 17, 2006, the Company appointed Robert D. Walter Executive Chairman of the Board of the Company. In connection with that appointment, the Company entered into the Second Amended and Restated Employment Agreement with Mr. Walter (the “Walter Agreement”) that is filed with this report as Exhibit 10.02. This Agreement replaces the First Amended and Restated Employment Agreement, dated February 1, 2004. The Walter Agreement provides generally that after April 17, 2006:
•	Mr. Walter will be Executive Chairman of the Board of the Company until June 30, 2008 (he was Chairman of the Board and Chief Executive Officer through April 17, 2006).

•	He will receive an annual base salary of $900,000, reduced from his annual base salary prior to April 17, 2006 of $1,111,000.

•	He will receive a target annual bonus of 150% of his annual base salary (for the 2006 fiscal year, he will receive a blended bonus based on targets of: (a) 300% of his higher annual base salary from July 1, 2005 to April 17, 2006, and (b) 150% of his new annual base salary from April 17, 2006 to June 30, 2006).

•	He will receive two annual stock incentive grants, each with an expected value on the grant date of 700% of his annual base salary. The first grant will be made on or prior to September 30, 2006 and the second grant will be made on or prior to September 30, 2007. The value of these grants will consist of 70% in stock options and 30% in restricted share units and these grants will vest no later than the termination of his employment period (with the ability to exercise the stock option grants until the end of their term).

•	Upon termination of the employment period, he will receive either: (a) continued vesting of his unvested stock options and restricted share units granted prior to April 17, 2006 in accordance with their original terms during a period of time when he will be treated as a consulting employee (with the ability to exercise his stock options until the end of their terms); or (b) immediate vesting of his unvested stock options and restricted share units granted prior to April 17, 2006 and ability to exercise his stock options until the end of their terms.

•	He will receive other benefits and perquisites (including personal use of company-owned aircraft and related tax gross-up) generally applicable to the Company’s most senior executives.

•	During his employment and for two years afterward, he will not:
o	recruit employees from the Company;

o	solicit customers and potential customers of the Company for a competitor; or

o	invest in, counsel or be employed by a competitor of the Company (other than (a) an entity with annual revenues of 10% or less of the Company’s revenues that is controlled by his immediate family, or (b) after his employment ends, certain roles with a diversified enterprise that may compete with one or more businesses of the Company as long as he recuses himself from the competitive components of the enterprise).
     Immediately following the end of Mr. Walter's employment as Executive Chairman of the Board (unless his employment is terminated (a) by the Company for cause, death or disability, or (b) by Mr. Walter without good reason), Mr. Walter will provide consulting services to the Company for five years. The Company will pay him $1,000,000 per year for such consulting services, which will be the only compensation he is entitled to receive from the Company for such services. He will provide up to 20% of his business time and attention with respect to such consulting services.
     Under the Walter Agreement, Mr. Walter may terminate his employment for good reason, including a change in control or assignment of duties materially inconsistent with his position. If (a) Mr. Walter terminates his own employment for good reason, or (b) the Company terminates Mr. Walter’s employment other than for cause, death or disability, he will receive:
(i)	earned but unpaid salary and unpaid annual bonus from the prior fiscal year;

(ii)	a prorated portion of his recent average bonus (based on the average bonus earned in the three previous fiscal years, but not less than his annual target bonus);

(iii)	two times the sum of his annual salary then in effect and recent average bonus (or three times such sum if a change of control has occurred within the last three years);

(iv)	each of the two future stock incentive grants to which he is entitled, before his date of termination;

(v)	immediate vesting of his unvested stock options and restricted share units and the ability to exercise his stock options until the end of their terms; and

(vi)	other benefits to which he is entitled pursuant to existing Company programs and plans.
If Mr. Walter’s employment is terminated by death or disability, he will receive:
(i)	earned but unpaid salary and unpaid annual bonus from the prior fiscal year;

(ii)	a prorated portion of his recent average bonus (based on the average bonus earned in the three previous fiscal years, but not less than his annual target bonus);

(iii)	in the case of death, immediate vesting of his unvested stock options and restricted share units and ability to exercise his stock options until the end of their terms, or, in the case of disability, either (a) immediate vesting of his unvested stock options and restricted share units and ability to exercise his stock options until the end of their terms, or (b) continued vesting of his unvested stock options and restricted share units in accordance with their original terms during a period of time when Mr. Walter will be treated as a consulting employee (with the ability to exercise his stock options until the end of their terms); and

(iv)	other benefits to which he is entitled pursuant to existing Company programs and plans.
     Upon termination of Mr. Walter’s employment generally for any other reason, he will receive earned but unpaid salary and unpaid annual bonus from the prior fiscal year, but no portion of his bonus for the fiscal year.
     If any payments made to Mr. Walter would be subject to the excise tax imposed on “parachute payments” by the Internal Revenue Code of 1986, as amended (the “Code”), the Company will “gross-up” his compensation for all such excise taxes and any federal, state and local taxes applicable to such gross-up payment (including any penalties and interest). The Walter Agreement requires both Mr. Walter and the Company to take actions to avoid the imposition of the additional tax under Section 409A of the Code relating to certain deferred compensation. If Mr. Walter suffers adverse tax consequences as a result of the vesting of any award, then the Company will hold him harmless for any taxes above what he would otherwise have paid.
     The Company will reimburse Mr. Walter for all reasonable attorney’s fees and expenses incurred in connection with the negotiation of the Walter Agreement.
Separation Agreement between the Company and George L. Fotiades
     On April 17, 2006, the Company and George L. Fotiades entered into a Separation Agreement (the “Fotiades Separation Agreement”) that is filed with this report as Exhibit 10.03. The material terms of the Separation Agreement are summarized in Item 1.02 below. As described below, the Fotiades Separation Agreement amends an outstanding option grant to purchase 225,000 shares that was granted on February 1, 2004.
Item 1.02 Termination of a Material Definitive Agreement
Termination of Employment Agreement between the Company and George L. Fotiades
     On April 17, 2006, the Company and George L. Fotiades entered into the Fotiades Separation Agreement. The Fotiades Separation Agreement provides that Mr. Fotiades’ employment with the Company will terminate on May 19, 2006. The termination will be treated as a “without cause” termination under his Employment Agreement, dated February 1, 2004, as amended (the “Fotiades Employment Agreement”). Under the terms of the Fotiades Employment Agreement, he will receive:
•	two times the sum of his annual base salary (currently $790,000 per year) plus his annual target bonus (140% of his annual base salary) to be paid in equal monthly installments over 24 months after his termination;

•	his option to purchase 225,000 shares granted on February 1, 2004, which would have vested on January 31, 2007, will remain outstanding until its expiration date on February 1, 2014; and

•	his option to purchase 250,000 shares granted on November 18, 2002, which vested on November 18, 2005, will remain outstanding until its expiration date on November 18, 2012.
In order to effectuate the intent of the Fotiades Employment Agreement, and in accordance with the Company’s Amended and Restated Equity Incentive Plan, as amended, the Fotiades Separation Agreement accelerated the vesting of the option granted in February 2004 to a date immediately prior to his termination of employment.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(b), (c) and (d)
     On April 17, 2006, the Board of Directors of the Company appointed R. Kerry Clark as the President and Chief Executive Officer of the Company. The Board also appointed Robert D. Walter Executive Chairman of the Board. Mr. Walter had been Chairman of the Board and Chief Executive Officer of the Company. Finally, George L. Fotiades ceased to be President and Chief Operating Officer of the Company. The material terms of the Walter Agreement and Fotiades Separation Agreement are summarized in Items 1.01 and 1.02 above.
     Prior to joining the Company, Mr. Clark, 53, was Vice Chairman of the Board-P&G Family Health and a director of The Procter & Gamble Company, which markets consumer products in over 140 countries. He joined Procter & Gamble in 1974 and served in numerous positions before assuming his current position in 2004. He is also a director of Textron Inc.
     Mr. Clark has been elected to the Board of Directors of the Company for a term that expires at the Company’s 2007 annual meeting of shareholders and has also been elected as a member of the Board’s Executive Committee.
     In connection with the appointment of Mr. Clark, the Company entered into an Employment Agreement with him (the “Clark Agreement”). The Clark Agreement has an employment term from April 17, 2006 through June 30, 2009 and provides generally that:
•	Mr. Clark will be President and Chief Executive Officer of the Company.

•	He will become Chairman of the Board prior to June 30, 2009 (but he may terminate his employment for good reason if the Company fails to appoint him Chairman of the Board on or before June 30, 2008).

•	He will receive an annual base salary of not less than $1,400,000.

•	He will receive a target annual bonus of 160% of his annual base salary (for the 2006 fiscal year, he will receive his target bonus prorated for his time with the Company and for the 2007 fiscal year, he will receive a minimum bonus of $1,120,000).

•	He will receive an initial grant of 110,600 restricted share units (vesting equally over three years) and an option to purchase 665,000 shares at an exercise price of $70.00 per share (vesting equally over four years and expiring on April 17, 2013).

•	He will receive annual stock incentive grants with an expected value on the grant date of 600% of his annual salary, beginning in the 2008 fiscal year.

•	He will participate in the long-term incentive cash program for the three-year period ending June 30, 2008 prorated for his time with the Company.

•	He will receive other benefits and perquisites on a basis that is commensurate with his position.

•	During his employment and for two years afterward, he will not:
o	recruit employees from the Company;

o	solicit customers and potential customers of the Company for a competitor; or

o	invest in, counsel or be employed by a competitor of the Company.

     Under the Clark Agreement, Mr. Clark may terminate his employment for good reason, including assignment of duties materially inconsistent with his position, failure of the Company to comply with certain provisions, or the failure of the Company to appoint him Chairman of the Board on or before June 30, 2008. If (a) Mr. Clark terminates his own employment for good reason, or (b) the Company terminates Mr. Clark’s employment other than for cause, death or disability, Mr. Clark will receive:
(i)	earned but unpaid salary and unpaid annual bonus from the prior fiscal year;

(ii)	a prorated portion of his target bonus;

(iii)	his salary and target bonus through June 30, 2009, but no less than 1.5 times his annual salary and target bonus (payable over 24 months);

(iv)	immediate vesting of his initial stock option and restricted share units grant and ability to exercise his stock options until the end of their terms;

(v)	medical and dental benefits for him and his dependents through June 30, 2009; and

(vi)	other benefits to which he is entitled pursuant to existing Company programs and plans.
If Mr. Clark’s employment is terminated by death or disability, he will receive:
(i)	earned but unpaid salary and unpaid annual bonus from the prior fiscal year;

(ii)	a prorated portion of his target bonus;

(iii)	immediate vesting of his initial stock option and restricted share units grant and ability to exercise his stock options until the end of their terms;

(iv)	medical and dental benefits for him and his dependents through June 30, 2009; and

(v)	other benefits to which he is entitled pursuant to existing Company programs and plans.
If the Company terminates Mr. Clark’s employment for cause or if Mr. Clark terminates his own employment without good reason, he will receive earned but unpaid salary and unpaid annual bonus from the prior fiscal year, but no portion of his bonus for the fiscal year.
     If any payments made to Mr. Clark would be subject to the excise tax imposed on “parachute payments” by the Code, the Company will “gross-up” his compensation for all such excise taxes and any federal, state and local taxes applicable to such gross-up payment (including any penalties and interest).
     The Company will reimburse Mr. Clark on an after-tax basis for all reasonable expenses incurred in connection with the relocation of his primary residence to Dublin, Ohio (including his temporary living expenses prior to relocation) and the negotiation of the Clark Agreement.
Item 7.01 Regulation FD Disclosure
     The Company issued a press release on April 17, 2006, which is being furnished as Exhibit 99.01 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

10.01	Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

10.02	Second Amended and Restated Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and Robert D. Walter.

10.03	Separation Agreement, dated April 17, 2006, between Cardinal Health, Inc. and George L. Fotiades.

10.04	Nonqualified Stock Option Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

10.05	Restricted Share Units Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

99.01	Press release issued by Cardinal Health, Inc. on April 17, 2006, and furnished with this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)
Date: April 18, 2006	By:	/s/ Ivan K. Fong
		Name:	Ivan K. Fong
		Title:	Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

10.01	Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

10.02	Second Amended and Restated Employment Agreement, dated April 17, 2006, between Cardinal Health, Inc. and Robert D. Walter.

10.03	Separation Agreement, dated April 17, 2006, between Cardinal Health, Inc. and George L. Fotiades.

10.04	Nonqualified Stock Option Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

10.05	Restricted Share Units Agreement, dated April 17, 2006, between Cardinal Health, Inc. and R. Kerry Clark.

99.01	Press release issued by Cardinal Health, Inc. on April 17, 2006, and furnished with this report.